UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East First Street, Suite 300 Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 480–2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 15, 2009, Geoffrey C. Dunbar, M.D., Vice President, Clinical Development and Regulatory Affairs of Targacept, Inc. (“Targacept”), presented data from Targacept’s completed Phase 2b clinical trial of TC-5214 as an augmentation treatment for major depressive disorder at the Nicotinic Acetylcholine Receptors as Therapeutic Targets Symposium (the “Symposium”), a satellite meeting of the 39th annual meeting of the Society for Neuroscience. The slide presentation made at the Symposium by Dr. Dunbar is attached to this Current Report on Form 8-K as Exhibit 99.1. A related press release issued by Targacept is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Slide presentation made at the Nicotinic Acetylcholine Receptors as Therapeutic Targets Symposium on October 15, 2009

99.2	Press release dated October 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGACEPT, INC.

Date: October 15, 2009	/S/ PETER A. ZORN
Peter A. Zorn
Vice President, Legal Affairs and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation made at the Nicotinic Acetylcholine Receptors as Therapeutic Targets Symposium on October 15, 2009

99.2	Press release dated October 15, 2009